EXHIBIT 99.2

GENIUS PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following tables present the unaudited pro forma consolidated financial information of Genius Products and its subsidiaries, adjusted to give effect to the contribution of substantially all of the assets of Genius Products to the Weinstein Company Funding LLC pursuant to a Master Contribution Agreement, dated as of December 5, 2005, by and among Genius Products, The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC, as amended (the “Transaction”). The unaudited pro forma consolidated financial information should be read in conjunction with, and is qualified in its entirety by reference to, Genius Products’ consolidated financial statements and the notes thereto and the related “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, included in Genius Products’ most recent annual report on Form 10-K and quarterly report on Form 10-Q.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2005 and the three months ended March 31, 2006 gives effect to the Transaction as if it had occurred as of January 1, 2005 excluding the gain resulting from the net assets transferred. The unaudited pro forma consolidated balance sheet as of March 31, 2006 gives effect to the Transaction as if it had occurred as of March 31, 2006. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that management believes are reasonable including: (i) because The Weinstein Company LLC (“TWC”) was not fully operational during the year ended December 31, 2005, the accompanying pro forma statement of operations is based only on the individual historical statement of operations for Genius Products for the year ended December 31, 2005. For pro forma purposes, the historical results for Genius Products have been adjusted to reflect only its proportionate share of its net loss; (ii) the exclusion of the effect of convertible Class W Units; (iii) no intercompany balances at December 31, 2005; (iv) the contributed assets and liabilities to Genius Products, LLC (the “Distributor”); and (v) no additional specifically identifiable intangible assets. The pro forma financial information does not purport to represent what the results of operations or financial condition of Genius Products actually would have been had the Transaction occurred on such dates or to project its results of operations or financial condition for any future date or period.

GENIUS PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2006

	Historical	Pro Forma Adjustments(1)		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$18,402,355	$(17,402,355	)(2)	$1,000,000
Accounts receivable, net of allowance for doubtful accounts and sales returns of $8,366,779	42,038,129	(42,038,129)		—
Inventories, net	9,441,962	(9,441,962)		—
Prepaid expenses	565,460	(565,460)		—
Notes receivable, related party	—	—		—

Total current assets	70,447,906	(69,447,906)		1,000,000
Restricted cash	300,650	(300,650)		—
Property and equipment, net	620,489	(620,489)		—
Production masters, net of accumulated amortization of $2,635,911	5,195,468	(5,195,468)		—
Film library, net of accumulated amortization of $1,765,826	15,092,735	(15,092,735)		—
Notes receivable, related party	1,712,353	(1,712,353)		—
Investment in Distributor	—	108,518,532	(3)	108,518,532
Goodwill	14,487,917	(14,487,917)		—
Deposits and other	195,913	(195,913)		—

Total assets	$108,053,431	$1,465,101		$109,518,532

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,542,394	$(13,542,394)		$—
Notes payable	200,000	(200,000)		—
Remittance to licensor	17,730,485	(17,730,485)		—
Accrued expenses	6,410,420	(6,410,420)		—
Deferred revenue	16,262,426	(16,262,426)		—
Customer deposits	189,423	(189,423)		—
Debentures payable	—	—		—
Redeemable common stock	419,296	(419,296)		—

Total current liabilities	54,754,444	(54,754,444)		—
Deferred gain, related party, net of current portion	1,172,086	(1,172,086)		—
Deferred tax liability	1,380,338	22,128,450	(4)	23,508,788

Total liabilities	57,306,868	(33,798,080)		23,508,788

Stockholders’ equity
Preferred stock, $.0001 par value; 10,000,000 shares authorized; no shares outstanding	—	—		—
Common stock, $.0001 par value; 100,000,000 shares authorized; 60,622,626 shares outstanding	6,062	—		6,062
Additional paid-in capital	95,152,144	—		95,152,144
Accumulated deficit—beginning	(38,737,881)	—		(38,737,881)
Accumulated deficit—CY	(5,673,762)	35,263,182	(5)	29,589,420

Total stockholders’ equity	50,746,563	35,263,182		86,009,745

Total liabilities and stockholders’ equity	$108,053,431	$1,465,101		$109,518,532

GENIUS PRODUCTS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2005

	Historical	Pro Forma Adjustments(6)		Pro Forma
Revenues:
Video and DVD	$24,804,906	$(24,804,906)		$—
Theatrical	750,883	(750,883)		—
Audio	5,992,065	(5,992,065)		—
Royalties, licensing and other	745,054	(745,054)		—

Gross revenues	32,292,908	(32,292,908)		—
Sales returns, discounts and allowances	(9,965,179)	9,965,179		—

Net revenues	22,327,729	(22,327,729)		—

Costs and expenses
Cost of revenues:
Video and DVD	13,664,813	(13,664,813)		—
Theatrical	2,130,182	(2,130,182)		—
Audio	3,814,478	(3,814,478)		—
Amortization of production masters and film library	2,973,303	(2,973,303)		—
Warehouse expense and other	299,532	(299,532)		—

Total cost of revenues	22,882,308	(22,882,308)		—

Gross profit (loss)	(554,579)	554,579		—

Operating expenses (income):
Product development	1,127,481	(1,127,481)		—
Sales and marketing	2,582,527	(2,582,527)		—
General and administrative	11,036,118	(11,036,118)		—
Severance	2,745,422	(2,745,422)		—
Gain on sale, related party	(1,351,710)	1,351,710		—

Total operating expenses	16,139,838	(16,139,838)		—

Loss from operations	(16,694,417)	16,694,417		—
Interest expense and other, net	(465,303)	465,303		—

Loss before provision for income tax	(17,159,720)	17,159,720		—
Provision for income tax	800	—		800

Loss before equity earnings from investee	(17,160,520)	17,159,720		(800)
Equity in net loss from investee	—	(5,147,916	)(7)	(5,147,916)

Net loss	$(17,160,520)	$12,011,804		$(5,148,716)

Basic and diluted net loss per share	$(0.42)	$0.29		$(0.13)

Basic and diluted weighted average shares	40,400,112	40,400,112		40,400,112

GENIUS PRODUCTS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS THREE MONTHS ENDED MARCH 31, 2006

	Historical	Pro Forma Adjustments(6)		Pro Forma
Revenues:
Video and DVD	$36,206,585	$(36,206,585)		$—
Theatrical	70,435	(70,435)		—
Audio	776,554	(776,554)		—
Royalties, licensing and other	373,061	(373,061)		—

Gross revenues	37,426,635	(37,426,635)		—
Sales returns, discounts and allowances	(8,843,308)	8,843,308		—

Net revenues	28,583,327	(28,583,327)		—

Costs and expenses
Cost of revenues:
Video and DVD	22,044,632	(22,044,632)		—
Theatrical	103,705	(103,705)		—
Audio	594,921	(594,921)		—
Amortization of production masters and film library	311,089	(311,089)		—
Warehouse expense and other	126,159	(126,159)		—

Total cost of revenues	23,180,506	(23,180,506)		—

Gross profit (loss)	5,402,821	(5,402,821)		—

Operating expenses (income):
Product development	746,877	(746,877)		—
Sales and marketing	5,522,719	(5,522,719)		—
General and administrative	4,895,095	(4,895,095)		—
Severance	—	—		—
Gain on sale, related party	(40,267)	40,267		—

Total operating expenses	11,124,424	(11,124,424)		—

Loss from operations	(5,721,603)	5,721,603		—
Interest expense and other, net	47,841	(47,841)		—

Loss before provision for income tax	(5,673,762)	5,673,762		—
Provision for income tax	—	—		—

Loss before equity earnings from investee	(5,673,762)	5,673,762		—
Equity in net loss from investee	—	(1,702,129	)(7)	(1,702,129)

Net loss	$(5,673,762)	$3,971,633		$(1,702,129)

Basic and diluted net loss per share	$(0.09)	$0.07		$(0.03)

Basic and diluted weighted average shares	60,474,572	60,474,572		60,474,572

Notes to Unaudited Pro Forma Consolidated Financial Statements

(1)	Represents Genius Products’ contribution of substantially all of it net assets to the Distributor, except for $1.0 million of cash, and records Genius Products’ investment in the Distributor.

(2)	Represents adjustment to reflect $1 million in cash retained by Genius Products.

(3)	Represents Genius Products’ investment in the Distributor as of March 31, 2006. The Transaction represents a non-monetary exchange of a business controlled by Genius Products for a non-controlling interest in the Distributor. Accordingly, the amount to be initially recorded for Genius Products’ investment in the Distributor will be partially based on Genius Products’ fair value as determined by reference to the quoted market prices of Genius Products’ shares for a reasonable time before and after the announcement of the Transaction and partially based on the historical basis of the net assets surrendered in the Transaction. Genius Products’ investment in the Distributor as of March 31, 2006 was determined as follows:

Total shares outstanding as of 12/6/05	60,136,839
Volume weighted average share price	$2.24

Equity market capitalization	$134,706,519
Less cash retained by Genius Products	$(1,000,000)

Adjusted equity market capitalization		$133,706,519
Total stockholder’s equity as of 3/31/06	$50,746,563
Less cash retained by Genius Products	$(1,000,000)

Adjusted carrying amount of net assets		$49,746,563

Difference		$83,959,956
Ownership interest surrendered		70%

Genius Products’ partial gain before taxes		$58,771,969
Adjusted carrying amount of net assets		$49,746,563

Genius Products’ investment in the Distributor		$108,518,532

Genius Products’ equity market capitalization was computed using the volume weighted average share price for the five trading days prior to and five trading days following the announcement of the Transaction, including the day of the announcement, December 5, 2005.

(4)	Represents the adjustment to deferred taxes related to the gain, assuming a combined federal and state tax rate of 40%.

(5)	Represents the partial gain, net of taxes, recognized upon closing. The partial gain was determined as follows:

Total shares outstanding as of 12/6/05	60,136,839
Volume weighted average share price	$2.24

Equity market capitalization	$134,706,519
Less cash retained by Genius Products	$(1,000,000)

Adjusted equity market capitalization		$133,706,519
Total stockholder’s equity as of 3/31/06	$50,746,563
Less cash retained by Genius Products	$(1,000,000)

Adjusted carrying amount of net assets		$49,746,563

Difference		$83,959,956
Ownership interest surrendered		70%

Genius Products’ partial gain before taxes		$58,771,969
Taxes at 40% (federal and state)		$(23,508,788)

Partial gain after taxes		$35,263,182

(6)	Represents the adjustments to transfer all results from operations from Genius Products to the Distributor and Genius Products’ 30% share of the equity in net earnings (loss) from the Distributor for the year ended December 31, 2005 and the three months ended March 31, 2006.

(7)	Represents Genius Products’ 30% interest in the net loss of the Distributor for the year ended December 31, 2005 and the three months ended March 31, 2006. Because TWC was not fully operational during the respective periods, the accompanying pro forma statement of operations is based only on the individual statement of operations for Genius Products for the year ended December 31, 2005 and the three months ended March 31, 2006. For pro forma purposes, the historical results for Genius Products have been adjusted to reflect only its proportionate share of its net loss.

GENIUS PRODUCTS, INC. AND SUBSIDIARIES

SUPPLEMENTAL UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

If and when The Weinstein Company Holdings LLC (“TWC Holdings”) converts its Class W Units into 70% of the common stock of Genius Products, we expect to account for that transaction as a common control merger. Thereafter, the financial statements of Genius Products would reflect the full consolidation of the Distributor’s financial statements that would have been reflected in the Distributor’s financial statements. We have prepared supplemental pro forma financial statements adjusted to give effect to the proposed Transaction with TWC and assuming that TWC exercises its right to convert its interest in the Distributor into the common equity of Genius Products, Inc.

The unaudited supplemental pro forma balance sheet presents Genius Products, Inc. financial statements as if the Transaction and conversion by TWC had occurred at March 31, 2006. The supplemental unaudited statement of operations for the three months ended March 31, 2006 consolidates the Distributor and Genius Products, Inc. as if the Transaction and conversion by TWC had occurred as of January 1, 2006. The supplemental pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that management believes are reasonable including: (i) no intercompany balances at March 31, 2006 and; (ii) no additional specifically identifiable intangible assets. The supplemental pro forma financial information does not purport to represent what the results of operations or financial condition of Genius Products actually would have been had the Transaction occurred on such dates or to project its results of operations or financial condition for any future date or period.

GENIUS PRODUCTS, INC. AND SUBSIDIARIES

SUPPLEMENTAL UNAUDITED PRO FORMA BALANCE SHEET

AS OF MARCH 31, 2006

	Genius Products, Inc.(1)	Distributor(2)		Pro Forma Adjustments(3)	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$1,000,000	$17,402,355		$—	$18,402,355
Accounts receivable, net of allowance for doubtful accounts and sales returns of $6,908,789 and $8,366,779	—	42,038,129		—	42,038,129
Inventories, net	—	9,441,962		—	9,441,962
Prepaid expenses	—	565,460		—	565,460
Notes receivable, related party	—	—		—	—

Total current assets	1,000,000	69,447,906		—	70,447,906
Restricted cash	—	300,650		—	300,650
Property and equipment, net	—	620,489		—	620,489
Production masters, net of accumulated amortization of $2,635,911	—	5,195,468		—	5,195,468
Film library, net of accumulated amortization of $1,765,826	—	15,092,735		—	15,092,735
Notes receivable, related party	—	1,712,353		—	1,712,353
Investment in Distributor	108,518,532	—		(108,518,532)	—
Goodwill	—	98,447,873	(4)	—	98,447,873
Deposits and other	—	195,913		—	195,913

Total assets	$109,518,532	$191,013,387		$(108,518,532)	$192,013,387

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$—	$13,542,394		$—	$13,542,394
Notes payable	—	200,000		—	200,000
Remittance to licensor	—	17,730,485		—	17,730,485
Accrued expenses	—	6,410,420		—	6,410,420
Deferred revenue	—	16,262,426		—	16,262,426
Customer deposits	—	189,423		—	189,423
Debentures payable	—	—		—	—
Redeemable common stock	—	419,296		—	419,296

Total current liabilities	—	54,754,444		—	54,754,444
Deferred gain, related party, net of current portion	—	1,172,086		—	1,172,086
Deferred tax liability	23,508,788	1,380,338		(23,508,788)	1,380,338

Total liabilities	23,508,788	57,306,868		(23,508,788)	57,306,868
Stockholders’ equity
Preferred stock, $.0001 par value; 10,000,000 shares authorized; no shares outstanding	—	—		—	—
Class W preferred stock	—	—		—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 60,622,626 shares outstanding	6,062	—		14,145	20,207
Additional paid-in capital	95,152,144	—		83,945,812	179,097,956
Members’ equity	—	133,706,519		(133,706,519)	—
Accumulated deficit—beginning	(38,737,881)	—		—	(38,737,881)
Accumulated deficit—CY	29,589,420	—		(35,263,182)	(5,673,762)

Total stockholders’ equity	86,009,745	133,706,519		(85,009,744)	134,706,520

Total liabilities and stockholders’ equity	$109,518,532	$191,013,387		$(108,518,532)	$192,013,387

GENIUS PRODUCTS, INC. AND SUBSIDIARIES

SUPPLEMENTAL UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2006

	Genius Products, Inc.(5)	Distributor(6)	Pro Forma Adjustments		Pro Forma
Revenues:
Video and DVD	$—	$36,206,585	$—		$36,206,585
Theatrical	—	70,435	—		70,435
Audio	—	776,554	—		776,554
Royalties, licensing and other	—	373,061	—		373,061

Gross revenues	—	37,426,635	—		37,426,635
Sales returns, discounts and allowances	—	(8,843,308)	—		(8,843,308)

Net revenues	—	28,583,327	—		28,583,327
Costs and expenses
Cost of revenues:
Video and DVD	—	22,044,632	—		22,044,632
Theatrical	—	103,705	—		103,705
Audio	—	594,921	—		594,921
Amortization of production masters and film library	—	311,089	—		311,089
Warehouse expense and other	—	126,159	—		126,159

Total cost of revenues	—	23,180,506	—		23,180,506

Gross profit (loss)	—	5,402,821	—		5,402,821
Operating expenses (income):
Product development	—	746,877	—		746,877
Sales and marketing	—	5,522,719	—		5,522,719
General and administrative	—	4,895,095	—		4,895,095
Severance	—	—	—		—
Gain on sale, related party	—	(40,267)	—		(40,267)

Total operating expenses	—	11,124,424	—		11,124,424

Loss from operations	—	(5,721,603)	—		(5,721,603)
Interest expense and other, net	—	47,841	—		47,841

Loss before provision for income tax	—	(5,673,762)	—		(5,673,762)
Provision for income tax	—	—	—		—

Loss before equity earnings from investee	—	(5,673,762)	—		(5,673,762)
Equity in net loss from investee	(1,702,129)	—	1,702,129	(7)	—

Net loss	$(1,702,129)	$(5,673,762)	$1,702,129		$(5,673,762)

Basic and diluted net loss per share	$(0.03)	N/A	N/A		$(0.03)

Basic and diluted weighted average shares	60,474,572	—	141,107,335	(8)	201,581,907

Notes to Supplemental Unaudited Pro Forma Consolidated Financial Information

(1)	Represents the Genius Products, Inc. unaudited pro forma balance sheet as of March 31, 2006 giving effect to the Transaction as if it had occurred as of March 31, 2006.

(2)	Represents the Distributor unaudited pro forma balance sheet as of March 31, 2006 giving effect to the Transaction as if it had occurred as of March 31, 2006.

(3)	Represents the consolidation of Genius Products, Inc. and the Distributor as if TWC Holdings exercised its right to convert its direct and indirect interest into the common equity of Genius Products, Inc.

(4)	Represents the difference between the adjusted market capitalization of Genius Products, Inc. and the net tangible assets contributed by Genius Products, Inc. into the Distributor as of 3/31/2006.

Total shares outstanding as of 12/6/05	60,136,839
Volume weighted average share price	$2.24

Equity market capitalization	$134,706,519
Less cash retained by Genius Products	$(1,000,000)

Adjusted equity market capitalization		$133,706,519
Genius net tangible assets as of 3/31/06	$36,258,646
Less cash retained by Genius Products	$(1,000,000)

Adjusted carrying amount of net tangible assets		$35,258,646

Goodwill		$98,447,873

Genius Products’ equity market capitalization was computed using the volume weighted average share price for the five trading days prior to and five trading days following the announcement of the Transaction, including the day of the announcement, December 5, 2005.

(5)	Represents the Genius Products, Inc. unaudited pro forma statement of operations for the three months ended March 31, 2006 giving effect to the Transaction as if it had occurred on January 1, 2006.

(6)	Represents the Distributor unaudited pro forma statement of operations for the three months ended March 31, 2006 giving effect to the Transaction as if it had occurred on January 1, 2006.

(7)	Represents the adjustment to eliminate the Genius Products, Inc. 30% share of the equity in net earnings (loss) for the three months ended March 31, 2006.

(8)	Represents the additional shares issuable to TWC Holdings upon conversion of its direct and indirect interest in the Distributor into the common equity of Genius Products, Inc.